UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(312) 565-5700

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (“Board”) of the Federal Home Loan Bank of Chicago (the “Bank”) is comprised of member directors and independent directors who are elected by the Bank’s members in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act (“Bank Act”) and the related regulations of the Federal Housing Finance Agency (“FHFA”), as discussed under Item 10 - Directors, Executive Officers, and Corporate Governance on page 83 of the Bank’s 2015Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2016 (“2015 Form 10-K”).

On November 9, 2016, the Bank announced that the following directors have been elected to its Board as member directors:

(1) James T. Ashworth, Vice Chairman of CNB Bank & Trust, N.A., Carlinville, Illinois, was re-elected to serve a four-year term on the Board beginning January 1, 2017 and ending December 31, 2020.

(2) Michelle L. Gross, Executive Vice President/Chief Operating Officer, Information Systems Officer and Director of the State Bank of Bement, Bement, Illinois, was elected to serve a four-year term on the Board beginning January 1, 2017 and ending December 31, 2020.

(3) Joseph Fazio, III,   Chairman, and Chief Executive Officer of Commerce State Bank, West Bend, Wisconsin, was elected to serve a four-year term on the Board beginning January 1, 2017 and ending December 31, 2020.

With respect to the election of Mr. Ashworth and Ms. Gross, the Bank issued a Current Report on Form 8-K on September 20, 2016 (after the nomination period closed) announcing that Mr. Ashworth and Ms. Gross were the only member director nominees for the state of Illinois and had been declared directors-elect to the Board in accordance with the rules governing the election of Federal Home Loan Bank member directors.

In addition, on November 9, 2016, the Bank announced that the following directors have been elected to its Board as independent directors:

(1) Mary J. Cahillane, Former Chief Investment Officer/Vice President of Finance and Investments of the Spencer Foundation, Chicago, Illinois was re-elected to serve a four-year term on the Board beginning January 1, 2017 and ending December 31, 2020.

(2) Charles D. Young, Chief Operating Officer of Colony Starwood Homes, Chicago, Illinois was elected to serve a four-year term on the Board beginning January 1, 2017 and ending December 31, 2020.

(3) Lois Alison Scott, President of Epoch Advisors, Chicago, Illinois was elected to serve a three-year term on the Board beginning January 1, 2017 and ending December 31, 2019.

The Board has not yet determined on which committees each of the directors elected will serve beginning in 2017.

All directors serving on the Bank’s Board for 2017 are expected to receive compensation under the Bank’s 2017 Board of Directors Compensation Policy, which provides that all directors, including those elected during the recent election, serving on the Bank’s Board are expected to receive total annual director compensation paid as a combination of a quarterly retainer at the end of each quarter and per meeting fees. The following table sets forth the maximum amounts that Bank directors can earn on an annual basis under the policy:

Position	Maximum Total Quarterly Retainers	Maximum Total Meeting Fees	Maximum Total Annual Compensation
Chairman	$65,000	$65,000	$130,000
Vice Chairman	$57,500	$57,500	$115,000
Audit Committee Chairman	$57,500	$57,500	$115,000
Other Committee Chairman	$52,500	$52,500	$105,000
All Other Directors	$47,500	$47,500	$95,000

If a director does not fulfill his or her responsibility by meeting certain performance and attendance criteria set forth in the policy, the director’s compensation will be reduced below the maximum amounts shown above. No additional meeting fees will be paid to any director for their participation in any other special meetings or events on behalf of the Board or the Bank, unless such participation results in a director being absent for a Board or Board committee meeting, in which case a meeting fee will be paid. All directors are also entitled to participate in a non-qualified, unfunded, deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the compensation paid under this policy. In addition to the maximum annual fees, the Bank reimburses directors for necessary and reasonable travel and related expenses associated with the performance of their official duties in accordance with the Bank’s employee reimbursement policy.
Pursuant to the Bank Act and FHFA regulations, the Bank’s member directors are required to be an officer or director of a member of the Bank. The Bank is a cooperative, and most of the Bank’s business is conducted with its members. In the normal course of business, the Bank extends credit to members whose officers or directors may serve as member directors of the Bank on market terms that are no more favorable to them than the terms of comparable transactions with other members who are not considered related parties. For further discussion, see “Related Persons and Related Transactions” on page 114 of the Bank’s 2015 Form 10-K. Furthermore, the Bank has not engaged in any transactions with any of the elected independent directors or members of their immediate families that would require disclosure under applicable rules and regulations.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2016, the Bank declared the voting results for its 2016 election of member and independent directors, which the Bank announced as described in Item 5.02 of this Current Report on Form 8-K (this “Form 8-K”). Complete voting results are included in the Bank’s Letter to Members dated November 9, 2016, attached as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank’s Letter to Members dated November 9, 2016, regarding the results of the 2016 election for member and independent directors. The information being furnished pursuant to Item 7.01 on this Form 8-K and the information contained in Exhibit 99.1 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Letter to Members dated November 9, 2016

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN BANK OF CHICAGO

Date: November 9, 2016	By: /s/ Laura Turnquest
Laura Turnquest Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Letter to Members dated November 9, 2016